SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
 (Amendment No. ___)

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/  /  Soliciting Material Pursuant to §240.14a-12

HENNESSY FUNDS TRUST

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HENNESSY FUNDS TRUST Hennessy Japan Fund Hennessy Japan Small Cap Fund

SUPPLEMENT TO PROXY STATEMENT DATED OCTOBER 13, 2015

DEAR INVESTOR CLASS SHAREHOLDERS OF THE HENNESSY FUNDS NAMED ABOVE:

This is a supplement, dated October 13, 2015, to the proxy statement, dated June 18, 2015 (the “Proxy Statement”), for the special meeting (the “Special Meeting”) of the shareholders of the Investor Class shareholders of each of the series identified in the Proxy Statement (collectively, the “Funds”) of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds”).  This Supplement and the accompanying Notice of Adjourned Session of Special Meeting of Shareholders relate only to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund, as the Special Meeting for the other Funds has already concluded.

Adjournment of Special Meeting for Certain Funds to November 30, 2015

The Special Meeting was originally convened on September 15, 2015.  After determination that a quorum was present, the shareholders of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Value Fund and the Hennessy Large Value Fund approved a distribution (Rule 12b-1) plan for the Investor Class shares of those three Funds.

The Special Meeting was then reconvened on October 2, 2015 for the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.  After determination that a quorum was present, the shareholders of the Hennessy Cornerstone Mid Cap 30 Fund and the Hennessy Cornerstone Large Growth Fund approved a distribution (Rule 12b-1) plan for the Investor Class shares of those two Funds.

With regard to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund, the Special Meeting was adjourned until Monday, November 30, 2015, at 9:00 a.m., PST.  The adjourned Special Meeting will reconvene at that time at the principal office of Hennessy Funds located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945.  At the reconvened Special Meeting, shareholders of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund will consider and vote on the following proposals, as originally set forth in the Proxy Statement:

1.	To approve a distribution (Rule 12b-1) plan for the Investor Class shares of the above referenced Funds.
2.	To consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.
The Board of Trustees has established a new record date of October 8, 2015.  (The original record date was May 7, 2015.)

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INSTRUCTIONS FOR NEW SHAREHOLDERS:

If you have become a shareholder of the Hennessy Japan Fund or the Hennessy Japan Small Cap Fund since May 7, 2015 – Copies of the Notice and Proxy Statement are enclosed with this letter, together with a proxy ballot or ballots relating to the proposal.  Please take a moment to vote your shares today by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor toll-free at 877-605-2536.

INSTRUCTIONS FOR SHAREHOLDERS AS OF May 7, 2015:

If you were a shareholder of the Hennessy Japan Fund or the Hennessy Japan Small Cap Fund on May 7, 2015 — A proxy ballot or ballots relating to the proposal are enclosed.  Please consult the Notice and Proxy Statement for more information regarding the proposal.  The proxy statement is available at www.proxyvote.com.  If you would like another copy of the Notice and the Proxy Statement, please call 877-605-2536, and one will be provided free of charge.

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IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on your previously submitted proxy ballot(s) or pursuant to your instructions previously submitted by telephone or through the internet.

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IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor toll-free at 877-605-2536.

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IF YOU DID NOT PREVIOUSLY VOTE YOUR SHARES, please take a moment to vote your shares today by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor toll-free at 877-605-2536. VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The information in this letter amends the Proxy Statement and supplements any other information about the Special Meeting previously delivered to you (this letter and the Proxy Statement together are referred to in this letter as the “Proxy Statement”).  A Notice of Adjourned Session of Special Meeting of Shareholders is included below.

Please read the Proxy Statement carefully for information concerning the proposal to be brought before the adjourned session of the Special Meeting.  Regardless of whether you plan to attend the adjourned session of the Special Meeting, we urge you to vote by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor toll-free at 877-605-2536.  If you attend the adjourned session of the Special Meeting, you may vote in person even if you have previously returned your proxy ballot(s) or have voted via the Internet or by telephone.  Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to Hennessy Funds Trust or by voting in person at the adjourned session of the Special Meeting.

As of the Record Date, there were 2,520,372 Investor Class shares of the Hennessy Japan Fund outstanding, and 1,954,610 Investor Class shares of the Hennessy Japan Small Cap Fund outstanding (rounded up to the nearest whole share in each instance).  As of the Record Date, the officers of the Hennessy Funds and Trustees of the Board of Trustees, as a group (12 persons), owned an aggregate of less

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than 1% of the outstanding Investor Class shares of each of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.  To the knowledge of the Funds, as of the Record Date, the following persons owned of record or beneficially 5% or more of the Investor Class shares of the Hennessy Japan Fund or the Hennessy Japan Small Cap Fund:

Hennessy Japan Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	767,226	30.44%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	719,884	28.56%

LPL Financial * For the Benefit of its Customers San Diego, CA 92121-3091	390,970	15.51%

Pershing LLC * For the Benefit of its Customers Jersey City, NJ 07399-0002	245,074	9.72%

*            Owned of record.

Hennessy Japan Small Cap Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	734,703	37.59%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	616,197	31.53%

Pershing LLC * For the Benefit of its Customers Jersey City, NJ 07399-0002	309,977	15.86%

TD Ameritrade Inc. * For the Exclusive Benefit of our Customers Omaha, NE 68103-2226	99,947	5.11%

*            Owned of record.

To the extent the information in the Notice and the Proxy Statement has not been amended by this letter or the accompanying Notice of Adjourned Session of Special Meeting of Shareholders, such information remains applicable to this solicitation of proxies and the Meeting.

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NOTICE OF ADJOURNED SESSION OF SPECIAL MEETING OF SHAREHOLDERS

Hennessy Japan Fund
Hennessy Japan Small Cap Fund
7250 Redwood Boulevard, Suite 200
Novato, California 94945
Scheduled for November 30, 2015

NOTICE IS HEREBY GIVEN of an adjourned session of the special meeting (the “Special Meeting”) of the shareholders of the Investor Class of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund (each a “Fund” and, collectively, the “Funds”), each a series of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds”).  The Special Meeting will be held at the principal office of Hennessy Funds located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on November 30, 2015, at 9:00 a.m., PST.  At the reconvened Special Meeting, shareholders of the Funds will consider and vote on the following proposals, as originally set forth in the Proxy Statement:

1.	To approve a distribution (Rule 12b-1) plan for the Investor Class shares of the above referenced Funds.
2.	To consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.
Our Board of Trustees recommends a vote “FOR” Proposal 1.  Only shareholders of record of the Investor Class shares of the Funds at the close of business on October 8, 2015 will be entitled to vote at the reconvened Special Meeting.

We hope you will be able to attend the reconvened Special Meeting, but in any event we would appreciate if you would date, sign, and then return the enclosed proxy as promptly as possible, or vote by calling toll-free (877) 605-2536 (if calling within the United States) or by voting over the Internet by following the instructions provided on your proxy card.

By Order of the Board of Trustees,

/s/ Daniel B. Steadman
Daniel B. Steadman, Secretary

Novato, California
 October 13, 2015

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